UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2013

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2013, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), issued a press release announcing that Sara Mathew has been elected to Freddie Mac’s Board of Directors (the Board), effective as of December 13, 2013.

A copy of this press release is filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Mathew, age 58, is an executive with global financial, consumer and data management experience. From 2001 Mathew worked as an executive at The Dun & Bradstreet Corporation, a mid-cap information and analytics company, serving as Chairman and Chief Executive Officer from 2010 - October 2013. In 2007, she was appointed President and Chief Operating Officer prior to her appointment as CEO. Before joining Dun & Bradstreet, Mathew spent 18 years at Procter & Gamble Company in a variety of finance and management positions. Her last position was Vice President, Finance, Australia, Asia and India from 2000 – 2001.

Since 2005, Mathew has been a director of Campbell Soup Company, Inc., a manufacturer and marketer of branded convenience food products, where she is chairman of the Audit Committee and a member of the Governance Committee. Mathew served as a director of Dun & Bradstreet from 2008 - 2013. Since 2013, Mathew has been on the International Advisory Council for Zurich Financial Services Group, a multi-line insurance provider.

Mathew will receive compensation as a non-executive director of Freddie Mac as described in the Report on Form 8-K filed by Freddie Mac on December 23, 2008 and the Board Compensation Schedule attached as Exhibit 10.1 thereto, which Exhibit is incorporated herein by reference.

Freddie Mac will enter into an indemnification agreement with Mathew, effective as of December 13, 2013. A copy of the form of indemnification agreement is attached as Exhibit 10.2 to Freddie Mac’s Report on Form 8-K filed on December 23, 2008 and is incorporated herein by reference. For a description of this indemnification agreement, see Freddie Mac’s Form 10-K filed on February 28, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release, dated December 16, 2013, issued by Freddie Mac

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: December 16, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated December 16, 2013, issued by Freddie Mac